UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2019

CAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10897 (Commission File Number)	57-1039673 (I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina (Address of principal executive offices)	29401 (Zip Code)

(843) 723-7700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

A conference call will be held by Carolina Financial Corporation, a Delaware corporation (the “Company”) at 11:00 a.m., Eastern Time on July 15, 2019 to provide supplemental information regarding the merger (described below). The conference call can be accessed by dialing (866) 464-9448 or (213) 660-0874 and requesting the Carolina Financial Corporation merger call. The conference ID number is 3979326. Listeners should dial in 10 minutes prior to the start of the call. The live webcast and presentation slides will be available on www.haveanicebank.com under Investor Relations, “Investor Presentations.”

A replay of the webcast will be available on www.haveanicebank.com under Investor Relations, “Investor Presentations” shortly following the call. A replay of the conference call can be accessed approximately three hours after the call by dialing (855) 859-2056 or (404) 537-3406 and requesting conference number 3979326.

Item 8.01 Other Events.

On July 15, 2019, the Company and Carolina Trust BancShares, Inc., a North Carolina corporation (“Carolina Trust”), issued a joint news release announcing the execution of an Agreement and Plan of Merger and Reorganization, dated as of July 15, 2019, by and between the Company and Carolina Trust (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Carolina Trust will merge with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. The Merger Agreement provides that immediately following the Merger, Carolina Trust’s wholly owned bank subsidiary, Carolina Trust Bank, a North Carolina-chartered bank, will merge with and into the Company’s wholly owned bank subsidiary, CresCom Bank, a South Carolina-chartered bank (the “Bank Merger”), with CresCom Bank as the surviving entity in the Bank Merger. A copy of the joint news release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
99.1	Joint News Release dated July 15, 2019

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Cautionary Statement Regarding Forward-Looking Information

Certain statements in this report contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include but are not limited to statements with respect to plans, objectives, expectations, and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that such future events, plans, or expectations will occur or be achieved. In addition to factors previously disclosed in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to: (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (4) changes in the U.S. legal and regulatory framework including, but not limited to, the Dodd-Frank Act and regulations adopted thereunder; (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company; (6) the business related to acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected; (7) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within expected timeframes; (8) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers; and (9) the impact of recent and future hurricanes and other natural disasters on our loan portfolio and the economic prospects of our coastal markets. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the reports (such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information About the Merger

The Company and Carolina Trust will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the proposed transaction. The shareholders of Carolina Trust are advised to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents the Company or Carolina Trust have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents the Company has filed with the SEC by contacting William A. Gehman, III, Executive Vice President and Chief Financial Officer, Carolina Financial Corporation, 288 Meeting Street, Charleston, South Carolina 29401, telephone (843) 723-7700, and may obtain free copies of the documents Carolina Trust has filed with the SEC by contacting Edwin E. Laws, Chief Financial Officer, Carolina Trust BancShares, Inc., 901 East Main Street, Lincolnton, North Carolina 28092, telephone: (704) 735-1104.

Participants in the Solicitation

Carolina Trust and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Carolina Trust in connection with the proposed transaction. Information concerning such participants’ ownership of Carolina Trust common shares will be set forth in the proxy statement/prospectuses relating to the proposed transaction, when they become available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
William A. Gehman, III
Executive Vice President and
Chief Financial Officer

Dated: July 15, 2019

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